UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2006
PetroHunter Energy Corporation

(Exact name of registrant as specified in its charter)

Maryland	000-51152	98-0431245

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1875 Lawrence Street, Suite 1400, Denver, CO 80202

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 572-8900
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
     On July 22, 2006, the Company mailed stockholders a Definitive Information Statement on Form 14C (“Schedule 14C”) announcing that stockholders holding a majority of the Company’s outstanding shares had signed written consents to approve the terms of the 2005 Stock Option Plan (the “Plan”). The Schedule 14C became automatically effective August 11, 2006. Accordingly, the Plan became effective August 11, 2006.
     Under the Plan, the Company may grant certain employees both incentive and non-qualified options to purchase shares of common stock. The Plan is authorized to grant options covering up to 40,000,000 shares. Under the Plan, the Company has assumed the obligation to grant options to purchase an aggregate of 19,000,000 shares of common stock, including options to purchase 13,000,000 shares to MAB Operating Company and options to purchase 2,000,000 shares each to Kelly Nelson, the Company’s Chairman and CEO, Carmen Lotito, the Company’s Chief Financial Officer, and Garry Lavold, the Company’s President. These options were previously granted by GSL Energy Corporation, of which the Company acquired more than 85% of the outstanding stock in May 2006. Twenty percent of each of the options granted was exercisable immediately. Twenty percent of each option became exercisable on August 10, 2006, and twenty percent of each option becomes exercisable on August 10th of 2007, 2008 and 2009. Each option has an exercise price of $0.50 per share, and each option expires and terminates, if not exercised sooner, on August 10, 2010.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     As previously described in the Company’s Form 8-K filed on May 15, 2006, on May 12, 2006, Allan D. Laird and Gregory Leigh Lyons resigned as directors of the Company, leaving two vacant seats on the Company’s Board of Directors. On July 22, 2006, the Company mailed stockholders a Definitive Information Statement on Form 14C (“Schedule 14C”) announcing that stockholders holding a majority of the Company’s outstanding shares executed a written consent electing Dr. Anthony K. Yeats, Kelly H. Nelson and Carmen J. Lotito to serve as directors of the Company. The Schedule 14C became automatically effective August 11, 2006. Accordingly, Dr. Anthony K. Yeats, Kelly H. Nelson and Carmen J. Lotito constituted the board of directors of the Company beginning on August 11, 2006. Further details regarding Dr. Anthony K. Yeats, Kelly H. Nelson and Carmen J. Lotito are provided in Schedule 14C.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 22, 2006, the Company mailed stockholders a Definitive Information Statement on Form 14C (“Schedule 14C”) announcing that stockholders holding a majority of the Company’s outstanding shares consented in writing to change the Company’s name from “Digital Ecosystems Corp.” to “PetroHunter Energy Corporation.” This Schedule 14C became automatically effective August 11, 2006. Accordingly, effective August 11, 2006, the Company’s name became “PetroHunter Energy Corporation.”
     On July 22, 2006, the Company mailed stockholders a Definitive Information Statement on Form 14C (“Schedule 14C”) announcing that stockholders holding a majority of the Company’s outstanding shares consented in writing to reincorporate the Company from the state of Nevada to the state of Maryland. The Company filed the Articles of Incorporation it intended to file with the Secretary of State of the state of Maryland in its Schedule 14C, which became automatically effective August 11, 2006. Subsequently, the Company filed Articles of Incorporation with the Secretary of State of the state of Maryland, and effective August 14, 2006, the Company is incorporated in Maryland.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetroHunter Energy Corporation
Signature:	/s/ Carmen Lotito
	Name:	Carmen Lotito
	Title:	Chief Financial Officer

Dated: August 16, 2006